POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby

constitutes and appoints each of J. Mark Hollingsworth, A.

Andrew R. Louis, and Sandra K. Myers signing singly, his/her true and lawful attorney-in-fact to

(1) execute for and on behalf of the undersigned Forms 3, 4 and

5 in accordance with Section 16(a) of the Securities Exchange

Act of 1934, as amended (the "Act"), and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the undersigned that may be necessary or desirable to complete the execution of any such Forms 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange

Commission and any other authority; and

(3) take any other action of any type whatsoever in connection with the foregoing that in the opinion of such attorney-in-fact may be of benefit to, in the best interest of, or legally

required by, the undersigned, it being understood that the

documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such

attorney-in-fact may approve in his/her discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and

thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of

substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his/her substitute or

substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-

fact, in serving such capacity at the request of the

undersigned, are not assuming any of the undersigned's

responsibilities to comply with Section 16 of the Act.

EXECUTED as of this 27th day of September 2002.

/s/ Thomas E. Barry

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Signature

Thomas E. Barry

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Printed Name